UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 27, 2022

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-19599	57-0425114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 S. Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 298-9800

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	WRLD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.   Entry into a Material Definitive Agreement.

Eighth Amendment to Amended and Restated Revolving Credit Facility

On July 27, 2022, World Acceptance Corporation (“WRLD” or the “Company”) entered into the Eighth Amendment to its Amended and Restated Revolving Credit Agreement (the “Seventh Amendment”), among the Company, the lenders named therein, and Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent. The Eighth Amendment amends its Amended and Restated Revolving Credit Agreement to, among other things:

•
Amends the definition of Net Income Available for Fixed Charges for any period means Consolidated Adjusted Net Income during such period plus, to the extent deducted in determining Consolidated Adjusted Net Income, positive or negative non-cash provisions for “current expected loan losses” (under ASU 2016-13 or CECL) made by Borrower and its Restricted Subsidiaries during such period (which, for the avoidance of doubt, would be the total provision expense less actual net charge offs).

•
Increase the required ratio for Net Income Available for Fixed Charges to Fixed Charges to 2.25 to 1.0 for the fiscal quarters ending June 30, 2022; September 30, 2022; December 31, 2022; and 2.50 to 1.0 for March 31, 2023 and June 30, 2023, with the ratio increasing to 2.75 to 1.0 for each fiscal quarter thereafter.

The foregoing description of the Eighth Amendment to the Amended and Restated Revolving Credit Agreement is only a summary and is qualified in its entirety by reference to the full text of the Eighth Amendment and the Amended and Restated Revolving Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02.   Results of Operations and Financial Condition; and

Item 7.01.   Regulation FD Disclosure.

On July 27, 2022, World Acceptance Corporation issued a press release announcing financial information for its first quarter ended June 30, 2022.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	10.1	Eighth Amendment to Amended and Restated Revolving Credit Facility dated July 27, 2022
	99.1	Press release issued July 27, 2022
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION
(Registrant)

Date: July 27, 2022
	By:	/s/ John Calmes, Jr.
John Calmes, Jr.
Chief Financial and Strategy Officer